UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2014 (September 28, 2014)

NiSource Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 East 86th Avenue

Merrillville, Indiana 46410

(Address of principal executive offices)

(877) 647-5990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure.

On September 28, 2014, NiSource Inc. issued a press release announcing that it plans to file a registration statement for an initial public offering of common units representing limited partner interests (“Common Units”) in Columbia Pipeline Partners LP (the “Partnership”). On September 29, 2014, the Partnership issued a press release announcing that the Partnership has filed a registration statement with the U.S. Securities and Exchange Commission for an initial public offering of Common Units. A copy of each press release is furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibit 99.1 and Exhibit 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

99.1	Press release of NiSource Inc. dated September 28, 2014.

99.2	Press release of Columbia Pipeline Partners LP dated September 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2014	NISOURCE INC.

	By:	/s/ Robert E. Smith
Robert E. Smith
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release of NiSource Inc. dated September 28, 2014.

99.2	Press release of Columbia Pipeline Partners LP dated September 29, 2014.